PEOPLES ENERGY

Energy for you.

Forward-Looking Information

PEOPLES ENERGY

TOTAL RETURN

Earnings Growth + Dividend Yield = Attractive Investment Opportunity

RETURN COMPARISON

	Long-Term Growth Rate	Dividend Yield	Total Return
Peoples Energy	7%	5.5%	12.5%
Peer Group	6%	5.0%	11.0%
Gas Utilities	6.1%	4.8%	10.9%
Electric Utilities	6.6%	4.3%	10.9%

THREE PART STRATEGY



Enhance the Utilities
Grow Diversified Businesses
Pursue Strategic Alliances or Acquisitions

Goals:
- Shareholder Value
- Earnings Growth
- Dividend Increases

FISCAL 2000 RESULTS

Excluding mercury-related charge

EPS	$2.71
Gas distribution ROE	13%
Earnings from diversified	13%
Dividend payout	75%

FISCAL 2001

EARNINGS TARGET

■ EPS	$3.05-$3.15
■ Gas distribution ROE	13%
■ Earnings from diversified	16-20%

ORGANIZATIONAL CHANGES

- Marketing Strategy
  - Desiree Rogers - Chief Marketing and Communications Officer
- Senior Appointments
  - Steven Nance - President of Peoples Energy Production
  - Thomas Nardi - President and CEO of Peoples Energy Services
  - Thomas Linquist - Assistant Vice-President, Project Finance

BUSINESS SEGMENTS

- Gas distribution
- Retail energy services
- Oil and gas production
- Power generation
- Midstream services
- Other

GAS DISTRIBUTION
OPERATING INCOME

Millions



$250
$200
$150
$100
$50
$0
w/o mercury
1999
2000
2001

- Exceed ROE targets
- Cost reductions/ efficiency gains
- Customer satisfaction

GAS DISTRIBUTION
MERCURY

- $16.1 million nonrecurring charge in fiscal 2000
- Approximately 95,000 locations to be inspected
- No mercury found in 99.9% of visual inspections (11/7/00)

GAS DISTRIBUTION

WEATHER

- Five-year insurance policy – pays out when FY weather is less than 6,000 degree days
- FY 2000 weather 14% warmer than normal
- FY 2000 earnings impact net of insurance – $.32 per share

GAS DISTRIBUTION

TECHNOLOGY

C first

SureRead℠

- Bad debt improvement
- Marketing enhancements
- Operating efficiencies
- Customer satisfaction

GAS DISTRIBUTION

NEW CONSTRUCTION GROWTH

New Housing Units


8000
6000
4000
2000
0
1996
1997
1998
1999
2000
Peoples Gas
North Shore Gas

GAS DISTRIBUTION

FUTURE OPPORTUNITIES



- Microturbines
- Fuel cells
- New products and services

RETAIL ENERGY SERVICES
CURRENT STATUS

- Solid gas C&I business
- Building systems and capabilities
- Delayed mass market opening

RETAIL ENERGY SERVICES
OPERATING INCOME



Millions
$20
$10
$0
-$10
-$20
1999
2000
2001

- New leadership in place
- Implement scaleable back office systems
- C&I electric market opens 1/1/01

OIL AND GAS PRODUCTION

MAJOR PROPERTY HOLDINGS



- 92% natural gas
- 65% of 5-year production hedged
- 89% of proved reserves developed

OIL AND GAS PRODUCTION

WORKING INTEREST RESERVES


Proved Reserves
(Billion cubic feet
equivalent)
75
60
45
30
15
0
1998
1999
2000


Potential Reserves
(Billion cubic feet
equivalent)
Probable
and
Possible
Proved

OIL AND GAS PRODUCTION

AVERAGE DAILY PRODUCTION

Million cubic feet equivalent per day


2.4
11.2
32.2
1998
1999
2000
2001

OIL AND GAS PRODUCTION
OPERATING INCOME AND EQUITY INVESTMENT INCOME


Millions
25
20
15
10
5
0
1999
2000
2001
Section 29 tax credits
Equity Investment Income
Operating Income

POWER GENERATION

OPERATING INCOME AND EQUITY INVESTMENT INCOME

Millions


$20
$15
$10
$5
$0
1999
2000
2001

- Dominion partnership (Elwood)
  - 600 MW (1999)
  - 750 MW (2001)
    - Aquila (600 MW)
- Upside potential
  - Full Elwood impact in 2002
  - Calumet

ELWOOD - CONTRACT COMPARISON

- Phase I (600 MW - Summer '99)
  - capacity payment
  - energy payment: fixed strike price
  - 5-1/2 year term
- Phase II (600 MW - Summer '01)
  - capacity payment
  - energy payment: tolling
  - 15-1/2 year term
- Phase II (150 MW - Summer '01)
  - currently in negotiations

MIDSTREAM SERVICES

- PGL Chicago Hub
- NGL Peaking Plant
- enovate
  - PEC partnership with Enron
- Other asset development
  - Whitecap (on-shore)
    - FERC filing - Dec '00
    - In service - Nov '02

- Products and Services
  - Fuel management services for gas fired power generators
  - Balancing and peaking services
  - Location and time arbitrage products
  - Transportation and storage management
  - Market aggregation services such as pooling and title transfer

PEOPLES ENERGY

OPERATING INCOME AND EQUITY INVESTMENT INCOME

Millions


$20
$15
$10
$5
$0
1999
2000
2001

- 10% annual growth rate
- Revenue variability
- Upside potential

FINANCIAL TARGETS

	1999	2000[1]	2001
PEC earnings	$2.61	$2.71	$3.05-$3.15
Earnings from diversified	8%	13%	16-20%
Gas distribution ROE	13%	13%	13%

[1]Excluding mercury-related charge

EARNINGS GROWTH

- Diversified segments
  - 50% increase in EBIT
- Reduced operating costs
  - Gas distribution target
- Normal weather
  - Gas prices impact consumption

CAPITAL SPENDING


Millions
Diversified
Gas Distribution
$93
$144
$234
$329
1997
1998
1999
2000
2001

CAPITAL STRUCTURE

Fiscal year end



40%
60%
44%
56%
1999
2000
2001
Long-Term Debt
Common Stockholders' Equity

Rating Agency	Utilities	PEC
Moody's Investors Service	Aa2	A2
Standard & Poor's Corp.	AA-	A+

FISCAL 2001

FINANCING STRATEGY

- Secure project debt at Elwood
  - Expansion
  - Current operating units
- Gas production-based financing
- Term up short-term debt
- Utilize commercial paper for project development

LOW COST FINANCING

Average Cost of Long-Term Debt


PEC
5.7%
Peers
7.0%

Interest Coverage


PEC
4.5x
Peers
3.9x

RISK MANAGEMENT

Objectives

- Reliable revenue stream
- Reduced volatility

Initiatives

- Business focus
- Investment policy
- Contract terms
- Hedging program

ATTRACTIVE INVESTMENT OPPORTUNITY

- Above average future growth
- High dividend yield
- Low cost debt
- Diversified growth
- 5-year weather insurance
- Segment reporting